Exhibit 10.4

AMENDMENT NO. 5 TO

EMPLOYMENT AGREEMENT

This Amendment No. 5 (this “Amendment”) to the Employment Agreement dated July 19, 2011 between the Meet Group, Inc. (f/k/a MeetMe, Inc. and Quepasa Corporation) (the “Company”) and Geoff Cook (the “Executive”) is made this fifth day of March, 2020. The Company and the Executive are referred to below individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties entered into the Employment Agreement dated July 19, 2011, as amended from time to time (the “Employment Agreement”);

WHEREAS, the Parties desire to enter into this Amendment in order to amend a certain provision of the Employment Agreement; and

WHEREAS, such amended provision of the Employment Agreement shall become effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and agreements entered herein, the legal sufficiency of which is acknowledged by the Parties, and intending to be legally bound, the Parties agree as follows:

1.

Contingent upon the closing of the merger contemplated by the Agreement and Plan of Merger of even date herewith between the Company and the parties named therein (the “Merger Agreement”), the following shall be added to the definition of “Good Reason” of the Employment Agreement “Good Reason shall not include (x) the fact of the Company’s equity ceasing to be traded on a public exchange following the closing of said merger or the fact of Employee’s reporting relationship to the board of 7Love Holding GmbH or (y) any attendant changes to Employee’s duties or responsibilities solely and directly resulting from the Company ceasing to be a publicly-traded company”.

2.	(a) Except as amended by this Amendment, the Employment Agreement shall remain in full force and effect.

(b) Capitalized terms used but not defined in this Amendment have the respective meanings ascribed thereto in the Employment Agreement.

(c) The Amendment shall terminate automatically and without further action upon termination of the Merger Agreement, with the effect of no amendment having been made to the Employment Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the dates below:

THE MEET GROUP, INC.		GEOFF COOK

By:	/s/ Frederic Beckley	/s/ Geoff Cook
Title:	General Counsel & EVP Business Affairs

[Signature Page to Amendment No. 5 to Employment Agreement]